JENNSION U.S. EMERGING GROWTH FUND, INC.

Supplement Dated August 31, 2005 to the
Prospectus Dated February 24, 2005

On August 31, 2005, John P. Mullman replaced Susan B. Hirsch as portfolio manager of the Jennison U.S. Emerging Growth Fund, Inc. (the Fund). The following amends the section of the prospectus entitled "How the Fund is Managed -Portfolio Managers":

John P. Mullman, CFA, is the portfolio manager of the Fund effective August 31, 2005. Mr. Mullman is a Senior Vice President of Jennison. He has been in the investment business since 1987, when he joined Prudential. Prior to joining Jennison in August 2000, Mr. Mullman managed institutional portfolios with Prudential. He earned his B.A. from the College of the Holy Cross and his M.B.A. from Yale University. He is also a member of The New York Society of Security Analysts, Inc.


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